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                             PACIFIC CAPITAL FUNDS
                       SUPPLEMENT DATED NOVEMBER 28, 2006
                    TO PROSPECTUSES DATED NOVEMBER 28, 2006


THE SECOND PARAGRAPH IN THE "FUND MANAGEMENT -- THE SUB-ADVISERS" SECTION ON PAGE 60 OF THE CLASS A/B/C PROSPECTUS AND PAGE 48 OF THE CLASS Y PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:

In November 2006, Hansberger, all of its non-employee shareholders and Thomas L. Hansberger announced that they had entered into an agreement with IXIS Asset Management US Group, L.P. ("IXIS") allowing IXIS to expand its ownership interest in Hansberger. The consummation of this transaction may constitute an "assignment" of the sub-advisory agreement with Hansberger, automatically terminating the sub-advisory agreement under the applicable federal law. In such case, shareholders of the International Stock Fund will be asked to approve a new sub-advisory agreement with Hansberger on substantially the same terms as the current agreement and proxy materials describing this proposal will be provided to the record shareholders of the International Stock Fund.


THE FIFTH PARAGRAPH IN THE "FUND MANAGEMENT -- THE SUB-ADVISERS" SECTION ON PAGE 61 OF THE CLASS A/B/C PROSPECTUS AND PAGE 49 OF THE CLASS Y PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:

In October 2006, CEP and Affiliated Managers Group, Inc., a publicly traded corporation, announced that they had reached a definitive agreement for Affiliated Managers Group, Inc. to acquire a majority equity interest in CEP. The consummation of this transaction may constitute an "assignment" of the sub-advisory agreement with CEP, automatically terminating the sub-advisory agreement under the applicable federal law. In such case, shareholders of the Mid-Cap Fund will be asked to approve a new sub-advisory agreement with CEP on substantially the same terms as the current agreement and proxy materials describing this proposal will be provided to the record shareholders of the Mid-Cap Fund.